Exhibit 99.2

Affiliated Managers Group, Inc.

Financial Highlights

(dollars in thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	12/31/07	12/31/08

Revenue	$382,960	$223,395

Net Income (loss)	$60,867	$(69,751)

Cash Net Income (A)	$81,758	$51,649

EBITDA (B)	$132,932	$74,265

Average shares outstanding - diluted	43,133,652	39,523,560

Earnings per share - diluted	$1.53	$(1.76)

Average shares outstanding - adjusted diluted (C)	37,975,356	39,717,773

Cash earnings per share - diluted (C)	$2.15	$1.30

	December 31, 2007	December 31, 2008

Cash and cash equivalents	$222,954	$396,431

Senior debt	$519,500	$233,514

Senior convertible securities	$378,083	$507,146

Mandatory convertible securities	$300,000	$—

Junior convertible trust preferred securities	$800,000	$730,820

Stockholders’ equity	$469,202	$1,092,560

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Affiliated Managers Group, Inc.

Financial Highlights

(dollars in thousands, except per share data)

	Year	Year
	Ended	Ended
	12/31/07	12/31/08

Revenue	$1,369,866	$1,158,217

Net Income	$181,961	$23,170

Cash Net Income (A)	$258,749	$221,962

EBITDA (B)	$418,229	$335,311

Average shares outstanding - diluted	42,398,686	40,872,656

Earnings per share - diluted	$4.55	$0.57

Average shares outstanding - adjusted diluted (C)	38,904,810	40,452,588

Cash earnings per share - diluted (C)	$6.65	$5.49

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Affiliated Managers Group, Inc.

Reconciliations of Earnings Per Share Calculation

(dollars in thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	12/31/07	12/31/08

Net Income (loss)	$60,867	$(69,751)
Convertible securities interest expense, net (D)	5,039	—
Net Income, as adjusted	$65,906	$(69,751)

Average shares outstanding - diluted	43,133,652	39,523,560

Earnings per share - diluted	$1.53	$(1.76)

	Year	Year
	Ended	Ended
	12/31/07	12/31/08

Net Income	$181,961	$23,170
Convertible securities interest expense, net (D)	10,780	279
Net Income, as adjusted	$192,741	$23,449

Average shares outstanding - diluted	42,398,686	40,872,656

Earnings per share - diluted	$4.55	$0.57

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Affiliated Managers Group, Inc.

Reconciliations of Average Shares Outstanding

	Three Months	Three Months
	Ended	Ended
	12/31/07	12/31/08

Average shares outstanding - diluted	43,133,652	39,523,560
Assumed issuance of COBRA shares	(7,452,526)	—
Assumed issuance of LYONS shares	(1,454,506)	—
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	(2,000,000)	—
Dilutive impact of Options	—	194,213
Dilutive impact of COBRA shares	4,918,225	—
Dilutive impact of LYONS shares	830,511	—
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	37,975,356	39,717,773

	Year	Year
	Ended	Ended
	12/31/07	12/31/08

Average shares outstanding - diluted	42,398,686	40,872,656
Assumed issuance of COBRA shares	(7,441,980)	—
Assumed issuance of LYONS shares	(1,834,237)	(1,238,736)
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	—
Dilutive impact of COBRA shares	4,779,885	378,692
Dilutive impact of LYONS shares	1,002,456	439,976
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	38,904,810	40,452,588

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Affiliated Managers Group, Inc.

Operating Results

(in millions)

Assets Under Management

Statement of Changes - Quarter to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, September 30, 2008	$46,058	$135,971	$25,287	$207,316
New investments (E)	52	822	6,550	7,424
Net client cash flows	(1,735)	(739)	(816)	(3,290)
Investment performance	(9,671)	(24,821)	(4,973)	(39,465)
Other (F)	—	(1,783)	(57)	(1,840)
Assets under management, December 31, 2008	$34,704	$109,450	$25,991	$170,145

Statement of Changes - Year to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, December 31, 2007	$62,194	$180,426	$32,144	$274,764
New investments (E)	52	822	6,550	7,424
Net client cash flows	(4,092)	(14,339)	(1,336)	(19,767)
Investment performance	(23,023)	(53,432)	(9,708)	(86,163)
Other (F)	(427)	(4,027)	(1,659)	(6,113)
Assets under management, December 31, 2008	$34,704	$109,450	$25,991	$170,145

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Affiliated Managers Group, Inc.

Operating Results

(in thousands)

Financial Results

	Three		Three
	Months		Months
	Ended	Percent	Ended	Percent
	12/31/07	of Total	12/31/08	of Total
Revenue
Mutual Fund	$142,533	37%	$80,174	36%
Institutional	198,448	52%	110,666	50%
High Net Worth	41,979	11%	32,555	14%
	$382,960	100%	$223,395	100%

EBITDA (B)
Mutual Fund	$41,774	31%	$22,367	30%
Institutional	75,651	57%	41,079	55%
High Net Worth	15,507	12%	10,819	15%
	$132,932	100%	$74,265	100%

	Year		Year
	Ended	Percent	Ended	Percent
	12/31/07	of Total	12/31/08	of Total
Revenue
Mutual Fund	$558,257	41%	$456,187	40%
Institutional	645,613	47%	559,801	48%
High Net Worth	165,996	12%	142,229	12%
	$1,369,866	100%	$1,158,217	100%

EBITDA (B)
Mutual Fund	$153,928	37%	$110,963	33%
Institutional	211,291	50%	182,976	55%
High Net Worth	53,010	13%	41,372	12%
	$418,229	100%	$335,311	100%

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Affiliated Managers Group, Inc.

Reconciliations of Performance and Liquidity Measures

(in thousands)

	Three Months	Three Months
	Ended	Ended
	12/31/07	12/31/08

Net Income (loss)	$60,867	$(69,751)
Intangible amortization	7,882	8,391
Intangible amortization - equity method investments (G)	3,407	155,856
Intangible-related deferred taxes	7,925	(44,930)
Affiliate depreciation	1,677	2,083
Cash Net Income (A)	$81,758	$51,649

Cash flow from operations	$99,141	$56,640
Interest expense, net of non-cash items	20,557	16,375
Current tax provision	27,622	17,567
Income from equity method investments, net of distributions (G)	21,824	3,055
Changes in assets and liabilities and other adjustments	(36,212)	(19,372)
EBITDA (B)	$132,932	$74,265
Holding company expenses	14,253	11,586
EBITDA Contribution	$147,185	$85,851

	Year	Year
	Ended	Ended
	12/31/07	12/31/08

Net Income	$181,961	$23,170
Intangible amortization	31,653	33,854
Intangible amortization - equity method investments (G)	10,386	170,694
Intangible-related deferred taxes	28,576	(12,776)
Affiliate depreciation	6,173	7,020
Cash Net Income (A)	$258,749	$221,962

Cash flow from operations	$326,654	$255,676
Interest expense, net of non-cash items	70,897	68,479
Current tax provision	74,634	51,758
Income from equity method investments, net of distributions (G)	14,971	(6,935)
Changes in assets and liabilities and other adjustments	(68,927)	(33,667)
EBITDA (B)	$418,229	$335,311
Holding company expenses	56,377	58,224
EBITDA Contribution	$474,606	$393,535

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Affiliated Managers Group, Inc.

Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2008	2007	2008

Revenue	$382,960	$223,395	$1,369,866	$1,158,217

Operating expenses:
Compensation and related expenses	147,448	101,290	579,365	516,895
Selling, general and administrative	51,967	52,499	197,967	200,072
Amortization of intangible assets	7,882	8,391	31,653	33,854
Depreciation and other amortization	2,873	4,095	10,444	12,767
Other operating expenses	5,041	11,149	18,822	26,511
	215,211	177,424	838,251	790,099
Operating income	167,749	45,971	531,615	368,118

Non-operating (income) and expenses:
Investment and other income	(3,621)	(49,032)	(17,133)	(43,654)
(Income) loss from equity method investments	(30,703)	137,721	(58,197)	97,142
Investment (income) loss from Affiliate investments in partnerships (I)	(678)	31,639	(38,877)	63,410
Interest expense	22,156	18,425	76,919	73,891
	(12,846)	138,753	(37,288)	190,789

Income before minority interest and taxes	180,595	(92,782)	568,903	177,329
Minority interest (H)	(83,183)	(49,990)	(241,987)	(193,728)
Minority interest in Affiliate investments in partnerships (I)	(798)	30,270	(38,089)	60,504
Income before income taxes	96,614	(112,502)	288,827	44,105

Income taxes - current	27,622	17,567	74,634	51,758
Income taxes - intangible-related deferred	7,925	(44,930)	28,576	(12,776)
Income taxes - other deferred	200	(15,388)	3,656	(18,047)
Net Income (loss)	$60,867	$(69,751)	$181,961	$23,170

Average shares outstanding - basic	28,465,544	39,523,560	29,464,764	38,211,326
Average shares outstanding - diluted	43,133,652	39,523,560	42,398,686	40,872,656

Earnings per share - basic	$2.14	$(1.76)	$6.18	$0.61
Earnings per share - diluted	$1.53	$(1.76)	$4.55	$0.57

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Affiliated Managers Group, Inc.

Consolidated Balance Sheets

(in thousands)

	December 31,	December 31,
	2007	2008
Assets
Current assets:
Cash and cash equivalents	$222,954	$396,431
Investment advisory fees receivable	237,636	131,099
Affiliate investments in partnerships (I)	134,657	68,789
Affiliate investments in marketable securities	21,237	10,399
Prepaid expenses and other current assets	33,273	34,603
Total current assets	649,757	641,321

Fixed assets, net	69,879	71,845
Equity investments in Affiliates	842,490	678,887
Acquired client relationships, net	496,602	491,408
Goodwill	1,230,387	1,243,583
Other assets	106,590	119,326
Total assets	$3,395,705	$3,246,370

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$246,400	$186,385
Payables to related party	69,952	26,187
Total current liabilities	316,352	212,572

Senior debt	519,500	233,514
Senior convertible securities	378,083	507,146
Mandatory convertible securities	300,000	—
Junior convertible trust preferred securities	800,000	730,820
Deferred income taxes	257,022	228,429
Other long-term liabilities	33,516	30,414
Total liabilities	2,604,473	1,942,895

Minority interest (H)	194,633	145,450
Minority interest in Affiliate investments in partnerships (I)	127,397	65,465

Stockholders’ equity:
Common stock	390	458
Additional paid-in capital	662,454	939,540
Accumulated other comprehensive income	64,737	(4,081)
Retained earnings	836,426	859,596
	1,564,007	1,795,513
Less treasury stock, at cost	(1,094,805)	(702,953)
Total stockholders’ equity	469,202	1,092,560
Total liabilities and stockholders’ equity	$3,395,705	$3,246,370

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Affiliated Managers Group, Inc.

Consolidated Statements of Cash Flow

(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2008	2007	2008
Cash flow from operating activities:
Net Income (loss)	$60,867	$(69,751)	$181,961	$23,170
Adjustments to reconcile Net Income (loss) to net cash flow from operating activities:
Amortization of intangible assets	7,882	8,391	31,653	33,854
Amortization of issuance costs	933	1,990	3,250	4,726
Depreciation and other amortization	2,873	4,095	10,444	12,767
Deferred income tax provision (benefit)	8,125	(60,318)	32,232	(30,823)
Accretion of interest	666	60	2,772	686
(Income) loss from equity method investments, net of amortization	(30,703)	137,721	(58,197)	97,142
Distributions received from equity method investments	12,286	15,080	53,612	80,487
Tax benefit from exercise of stock options	35	—	5,780	2,767
Stock option expense	2,423	42,766	9,039	53,968
Affiliate equity expense	2,556	3,194	8,109	13,948
Other adjustments	124	(39,288)	(2,130)	(33,209)
Changes in assets and liabilities:
(Increase) decrease in investment advisory fees receivable	(40,076)	35,384	(35,963)	102,788
Decrease in Affiliate investments in partnerships	968	8,835	12,766	6,045
(Increase) decrease in prepaids and other current assets	(5,113)	2,753	(4,722)	19,640
(Increase) decrease in other assets	6,686	226	(3,178)	9,770
Increase (decrease) in accounts payable, accrued liabilities and other long-term liabilities	3,022	(29,043)	21,035	(49,315)
Increase (decrease) in minority interest	65,587	(5,455)	58,191	(92,735)
Cash flow from operating activities	99,141	56,640	326,654	255,676

Cash flow used in investing activities:
Cost of investments in Affiliates, net of cash acquired	(492,712)	(20,669)	(556,683)	(171,400)
Purchase of fixed assets	(5,438)	(1,464)	(16,821)	(9,554)
Purchase of investment securities	—	(977)	(13,648)	(33,613)
Sale of investment securities	1,767	1,010	6,397	25,156
Cash flow used in investing activities	(496,383)	(22,100)	(580,755)	(189,411)

Cash flow from (used in) financing activities:
Borrowings of senior bank debt	515,000	—	727,000	366,000
Repayments of senior bank debt	(350,000)	(6,486)	(573,000)	(651,986)
Issuance of senior convertible notes	—	—	—	460,000
Settlement of convertible securities	—	—	—	(208,730)
Issuance of junior convertible trust preferred securities	500,000	—	500,000	—
Repurchase of junior convertible trust preferred securities	—	(24,213)	—	(24,213)
Issuance of common stock	640	32	53,324	238,814
Repurchase of common stock	(233,154)	(10,940)	(435,997)	(65,490)
Issuance costs	(18,179)	(695)	(19,999)	(28,859)
Excess tax benefit from exercise of stock options	317	—	36,528	11,101
Settlement of derivative contracts	—	—	—	8,154
Note payments	(66)	4,366	(2,542)	5,628
Redemptions of Minority interest - Affiliate investments in partnerships	(968)	(2,661)	(12,766)	(672)
Cash flow from (used in) financing activities	413,590	(40,597)	272,548	109,747

Effect of foreign exchange rate changes on cash and cash equivalents	(3)	(522)	2,778	(2,535)
Net increase (decrease) in cash and cash equivalents	16,345	(6,579)	21,225	173,477
Cash and cash equivalents at beginning of period	206,609	403,010	201,729	222,954
Cash and cash equivalents at end of period	$222,954	$396,431	$222,954	$396,431

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Affiliated Managers Group, Inc.

Notes

(A)

Cash Net Income is defined as Net Income plus amortization and deferred taxes related to intangible assets plus Affiliate depreciation. This supplemental non-GAAP performance measure is provided in addition to, but not as a substitute for, Net Income. The Company considers Cash Net Income an important measure of its financial performance, as management believes it best represents operating performance before non-cash expenses relating to the acquisition of interests in its affiliated investment management firms. Since acquired assets do not generally depreciate or require replacement, and since they generate deferred tax expenses that are unlikely to reverse, the Company adds back these non-cash expenses. Cash Net Income is used by the Company’s management and Board of Directors as a principal performance benchmark.

The Company adds back amortization attributable to acquired client relationships because this expense does not correspond to the changes in value of these assets, which do not diminish predictably over time. The Company adds back the portion of deferred taxes generally attributable to intangible assets (including goodwill) that it no longer amortizes but which continues to generate tax deductions. These deferred tax expense accruals would be used in the event of a future sale of an Affiliate or an impairment charge, which the Company considers unlikely. The Company adds back the portion of consolidated depreciation expense incurred by Affiliates because under its Affiliate operating agreements, the Company is generally not required to replenish these depreciating assets.

(B)

EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization. This supplemental non-GAAP liquidity measure is provided in addition to, but not as a substitute for, cash flow from operations. As a measure of liquidity, the Company believes EBITDA is useful as an indicator of its ability to service debt, make new investments and meet working capital requirements. EBITDA, as calculated by the Company, may not be consistent with computations of EBITDA by other companies. In reporting EBITDA by segment, Affiliate expenses are allocated to a particular segment on a pro rata basis with respect to the revenue generated by that Affiliate in such segment.

(C)

Cash earnings per share represents Cash Net Income divided by the adjusted diluted average shares outstanding. In this calculation, the potential share issuance in connection with the Company’s convertible securities is measured using a “treasury stock” method. Under this method, only the net number of shares of common stock equal to the value of the contingently convertible securities and the junior convertible trust preferred securities in excess of par, if any, are deemed to be outstanding. The Company believes the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and the Company is relieved of its debt obligation. This method does not take into account any increase or decrease in the Company’s cost of capital in an assumed conversion.

(D)

Convertible securities interest expense, net, includes the interest expense, net of tax, associated with the Company’s dilutive convertible securities (excluding the interest expense associated with the Company’s mandatory convertible securities).

(E)	The Company completed its investment in Gannett Welsh & Kotler during the fourth quarter of 2008.

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(F)

In the first and third quarters of 2008, the Company agreed to transfer its interests in certain Affiliates and in the fourth quarter of 2008, certain Affiliates’ products were closed. Also during the first quarter of 2008, the Company reclassified approximately $100 million of assets under management from the High Net Worth distribution channel to each of the Mutual Fund and Institutional distribution channels, respectively. The financial effect of these items is not material to the Company’s ongoing results.

(G)

The Company is required to use the equity method of accounting for certain of its investments (“equity method investments”). Consistent with this method, the Company has not consolidated the operating results (including the revenue) of its equity method investments in its income statement. The Company’s share of its equity method investments’ profits, net of intangible amortization, is reported in “Income from equity method investments.” Income tax attributable to these profits is reported within the Company’s consolidated income tax provision. The assets under management of equity method investments are included in the Company’s reported assets under management.

(H)

Minority interest on the Company’s income statement represents the profits allocated to Affiliate management owners for that period. Minority interest on the Company’s balance sheet represents the undistributed profits and capital owned by Affiliate management, who retain a conditional right to sell their interests to the Company.

(I)

EITF Issue No. 04-05, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-05”), became effective January 1, 2006. EITF 04-05 requires the Company to consolidate certain Affiliate investment partnerships (including interests in the partnerships in which the Company does not have ownership rights) in its consolidated financial statements. For the year ended December 31, 2008, the total non- operating loss associated with those partnerships was $63.4 million, while the portion attributable to the underlying investors unrelated to the Company (the “outside owners”) was $60.5 million; as of December 31, 2008, the total assets attributable to these investment partnerships was $68.8 million, while the portion owned by the outside owners was $65.5 million.